Filed pursuant to 497(k)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED MARCH 13, 2020

TO THE

SUMMARY PROSPECTUS DATED APRIL 29, 2019

CLARION GLOBAL REAL ESTATE PORTFOLIO

Christopher S. Reich serves as portfolio manager of the Clarion Global Real Estate Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I, and Steven D. Burton no longer serves as a portfolio manager of the Portfolio. The following changes are made to the summary prospectus of the Portfolio.

The subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. T. Ritson Ferguson, Chief Executive Officer and Global Chief Investment Officer and Joseph P. Smith, President and Chief Investment Officer, have each managed the Portfolio since 2008. Christopher S. Reich, Global Portfolio Manager and Head of Quantitative Investment Research, has managed the Portfolio since January 2020.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE